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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (date of earliest event reported): January 29, 2004


                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     000-26505                33-0859354
(State of other jurisdiction of   Commission File Number:    (I.R.S. Employer
 Incorporation or organization                               Identification No.)



          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)


                                 (760) 432-1100
              (Registrant's telephone number, including area code)


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


ITEM 7.           EXHIBITS

Exhibit
Number            Description
_______           ___________

99.1              Press Release dated January 29, 2004


ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 29, 2004 the Company issued a press release announcing earnings for the quarter and year ended December 31, 2003 and made publicly available certain supplemental information. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2004

                                          Community Bancorp Inc.



                                          By: /s/ Michael J. Perdue
                                             -----------------------------------
                                          Michael J. Perdue
                                          President and Chief Executive Officer